STANCE EQUITY ESG LARGE CAP CORE ETF

SCHEDULE OF INVESTMENTS
MAY 31, 2022 (UNAUDITED)

	NUMBER OF
	SHARES	VALUE
Common Stocks — 99.4%
Banks — 3.7%
Comerica, Inc. (United States)	2,644	$220,007
Zions Bancorp NA (United States)	21,257	1,212,500
		1,432,507
Biotechnology — 3.8%
Vertex Pharmaceuticals, Inc. (United States)*	5,529	1,485,366
Building Products — 1.2%
A O Smith Corp. (United States)	7,557	454,327
Capital Markets — 8.8%
Moody's Corp. (United States)	4,284	1,291,926
Nasdaq, Inc. (United States)	8,005	1,242,856
S&P Global, Inc. (United States)	2,509	876,845
		3,411,627
Chemicals — 3.7%
Sherwin-Williams Co., (The) (United States)	5,364	1,437,767
Communications Equipment — 5.9%
Cisco Systems, Inc. (United States)	26,035	1,172,877
Juniper Networks, Inc. (United States)	36,325	1,114,451
		2,287,328
Electric Utilities — 5.6%
Eversource Energy (United States)	7,732	713,818
Exelon Corp. (United States)	29,476	1,448,746
		2,162,564
Electrical Equipment — 2.9%
Rockwell Automation, Inc. (United States)	5,255	1,120,366
Food Products — 3.5%
J M Smucker Co., (The) (United States)	10,974	1,375,810
Health Care Providers & Services — 11.1%
CVS Health Corp. (United States)	14,664	1,418,742
Humana, Inc. (United States)	3,190	1,448,994
UnitedHealth Group, Inc. (United States)	2,835	1,408,371
		4,276,107
Household Products — 4.1%
Kimberly-Clark Corp. (United States)	11,844	1,575,489
Interactive Media & Services — 0.4%
Alphabet, Inc., Class A (United States)*	65	147,891
IT Services — 0.5%
Mastercard, Inc., Class A (United States)	279	99,846
PayPal Holdings, Inc. (United States)*	1,274	108,557
		208,403
Life Sciences Tools & Services — 4.6%
Danaher Corp. (United States)	5,099	1,345,218
Mettler-Toledo International, Inc. (United States)*	352	452,714
		1,797,932
Machinery — 7.0%
IDEX Corp. (United States)	7,626	1,460,760
Otis Worldwide Corp. (United States)	16,586	1,233,999
		2,694,759
Pharmaceuticals — 3.4%
Zoetis, Inc. (United States)	7,693	1,314,964
Professional Services — 3.9%
Jacobs Engineering Group, Inc. (United States)	883	123,699
Nielsen Holdings PLC (United Kingdom)	53,675	1,371,933
		1,495,632
Software — 3.6%
Adobe, Inc. (United States)*	767	319,440
ANSYS, Inc. (United States)*	4,059	1,056,801
		1,376,241
Specialty Retail — 11.2%
AutoZone, Inc. (United States)*	733	1,509,723
Home Depot, Inc., (The) (United States)	4,730	1,432,008
Lowe's Cos, Inc. (United States)	7,154	1,397,176
		4,338,907
Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc. (United States)	8,312	1,237,158
HP, Inc. (United States)	39,687	1,541,443
		2,778,601
Textiles, Apparel & Luxury Goods — 3.3%
NIKE, Inc., Class B (United States)	10,760	1,278,826
Total Common Stocks (Cost $41,132,957)		38,451,414

Short-Term Investments — 0.5%
U.S. Bank Money Market Deposit Account, 0.50% (United States)(a)	189,650	189,650
Total Short-Term Investments (Cost $189,650)		189,650

Total Investments (Cost $41,322,607) — 99.9%		38,641,064
Other Assets in Excess of Liabilities — 0.1%		29,484
NET ASSETS — 100.0%		$38,670,548
(Applicable to 1,530,000 shares outstanding)

*	Non-income producing security.
PLC	Public Limited Company
(a)	Seven-day yield as of May 31, 2022.

The accompanying notes are an integral part of the consolidated portfolio of investments.

STANCE EQUITY ESG LARGE CAP CORE ETF
NOTES TO THE SCHEDULE OF INVESTMENTS
MAY 31, 2022
(UNAUDITED)

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.

• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Prices are determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2022, in valuing the Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
STANCE EQUITY ESG LARGE CAP CORE ETF
Common Stocks	$38,451,414	$38,451,414	$-	$-
Short-Term Investments	189,650	189,650	-	-
Total Investments*	$38,641,064	$38,641,064	$-	$-

* Please refer to Schedule of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only if the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2022, the Fund had no significant Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.